Exhibit 99.2

Enovix Announces Second Quarter 2021 Financial Results

FREMONT, Calif., Aug. 10, 2021 (GLOBE NEWSWIRE) -- Enovix Corporation (“Enovix”) (Nasdaq: ENVX, ENVXW), the leader in the design and manufacture of next generation 3D Silicon™ Lithium-ion batteries, today posted to its website at https://ir.enovix.com a quarterly shareholder letter containing the financial results for the second quarter of 2021, ending June 30.

The shareholder letter provides a business update that details progress made in the quarter along several key areas including technology, production and commercialization.

“We enter the second half of 2021 focused on executing our plan to deliver batteries to category-leading customers with industry-leading energy densities,” said Harrold Rust, President, Chief Executive Officer and Co-Founder of Enovix. “We have made tremendous progress in equipping our first advanced production facility and continue to add talent to our world-class team to accelerate the expansion. With a strong balance sheet and validation from leading customers, Enovix is well positioned to create shareholder value by delivering a step change in energy density after 30 years of only modest gains by the industry.”

Enovix will hold a conference call at 2:00 PM PT / 5:00 PM ET today, August 10, 2021, to discuss the company’s business and financial results.

Live Dial-in Details:

North America (toll-free): +1 (833) 865-1567

International: +1 (574) 990-9731

Conference ID: 9483164

A simultaneous live webcast will be available via the investor relations section of the Company’s website at https://ir.enovix.com. An archived version of the webcast will be available on the Enovix investor relations website for one year at https://ir.enovix.com.

About Enovix

Enovix is the leader in advanced silicon-anode lithium-ion battery development and production. The company's proprietary 3D cell architecture increases energy density and maintains high cycle life. Enovix is building an advanced silicon-anode lithium-ion battery production facility in the U.S. for volume production. The company's initial goal is to provide designers of category-leading mobile devices with a high-energy battery so they can create more innovative and effective portable products. Enovix is also developing its 3D cell technology and production process for the electric vehicle and energy storage markets to help enable widespread utilization of renewable energy. For more information, go to www.enovix.com.

Forward Looking Statements

This press release contains forward-looking statements regarding future results that involve risks and uncertainties that could cause actual results or events to differ materially from the expectations disclosed in the forward-looking statements. Forward-looking statements are identified by words such as “believe”, “will”, “may”, “estimate”, “continue”, “anticipate”, “intend”, “should”, “plan”, “expect”, “predict”, “could”, “potentially" or the negative of these terms or similar expressions. These include, but are not limited to statements regarding Enovix’s plan to deliver batteries to category-leading customers with industry-leading energy densities, its ability to build and scale its factory for volume production of advanced lithium-ion batteries, the planned capacity of the Enovix factory at full scale, Enovix's ability to create shareholder value, and the strategies, objectives, expectations, intentions and financial performance and the assumptions that underlie these statements.  Actual results could differ materially from these forward-looking statements as a result of certain risks and uncertainties, including, without limitation, the risks set forth under the caption “Risk Factors” in the Registration Statement on Form S-1 (No. 333-258358) that Enovix filed with the Securities and Exchange Commission (the “SEC”) on August 2, 2021, as amended, and other documents Enovix has filed, or that Enovix will file, with the SEC. Any forward-looking statements made by Enovix in this press release speak only as of the date on which they are made and subsequent events may cause these expectations to change. Enovix disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

For investor and media inquiries, please contact:

Enovix Corporation

Charles Anderson

Phone: +1 (612) 229-9729

Email: canderson@enovix.com

Or

The Blueshirt Group

Gary Dvorchak, CFA

Phone: (323) 240-5796

Email: gary@blueshirtgroup.com

For media inquiries, please contact:

Enovix Corporation

Kristin Atkins

Phone: +1 (650) 815-6934

Email: katkins@enovix.com

Or

Matt Stewart

Method Communications

Phone: +1 (415) 867-0999

Email: matt@methodcommunications.com